SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          April 7, 2004
                          -------------
                         Date of Report
               (Date of Earliest Event Reported)

                     ALPINE AIR EXPRESS, INC.
                     ------------------------
     (Exact Name of Registrant as Specified in its Charter)

     Delaware                        000-27011                33-0619518
     --------                        ---------                ----------
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                         1177 Alpine Air Way
                          Provo, Utah 84601
                          -----------------
             (Address of Principal Executive Offices)

                         (801) 373-1508
                         --------------
                  Registrant's Telephone Number

Item 5.  Other.

          On April 7, 2004, Alpine Aviation, Inc., a Utah corporation ("Alpine Aviation"), which is a wholly-owned subsidiary of Alpine Air Express, Inc., a Utah corporation (the "Company"), entered into a contract with the U.S. Postal Service, under which Alpine Aviation is to fly new postal cargo routes throughout the Hawaiian islands. Alpine Aviation will begin service under the contract on April 24, 2004.

Item 7.  Financial Statements and Exhibits.

          Exhibits.

Exhibit
Number               Description
------               -----------

99                   Press Release regarding Hawaiian Islands cargo contract

Item 9.  FD Disclosure.

          Please see Exhibit 99, which is the press release regarding the matter reported in Item 5.

                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALPINE AIR EXPRESS, INC.


Date: 4-13-04                 By: /s/ Max A. Hansen
     --------                    ------------------
                                 Max A. Hansen
                                 Secretary/Treasurer